Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement of Intelligent Controls, Inc. on Form S-8 of our report dated February 5, 1999, on our audits of the financial statements of Intelligent Controls, Inc. as of December 26, 1998 and December 27, 1997, and for the years then ended, which report is included in this Annual Report on Form 10-KSB.

/s/  PRICEWATERHOUSECOOPERS      L.L.P.
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Portland, Maine
March 26, 1999